Exhibit 23.1

    INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Zamba Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this registration statement.

/s/ KPMG LLP

Minneapolis, Minnesota
August 27, 2001